THE TAIWAN FUND, INC. (THE ‘FUND’) MONTHLY INSIGHT	MARCH 31, 2013

IN BRIEF

Net asset value per share	US$18.02
Market price	US$16.38
Premium/(discount)	(9.10%)
Total net assets	US$153.3m
Market cap	US$139.3m

Source: State Street Bank and Trust Company.

At March 31, 2013		US$ return
	Fund* %	TAIEX Total Return Index† %
One month	(1.0)	(0.5)
Three months	0.7	(0.1)
One year	0.3	2.2
Three years % pa	5.6	5.9

Returns are annualized, except for periods of less than one year.

*	Source: State Street Bank and Trust Company.
NAV performance.

†	Source: TWSE.

Past performance is not a guide to future returns.

FUND MANAGERS

Wong Kok Hoi	James Liu
MANAGER’S COMMENTARY

Cyprus commanded the world’s attention in March. In order to prevent the country from defaulting – and possibly reigniting the euro crisis – the Cypriot government proposed a one-time tax for all deposit accounts worth above €20,000 in return for a financial lifeline from the EU. The first draft of this highly unusual measure was rejected by the Cypriot parliament and caused heated debates about the implications for the eurozone. Most equity markets shrugged off the incident and advanced further, however, while Taiwan’s market ended the month flat.

The economy shows signs of mild recovery. While Taiwan’s official PMI dropped sharply to 50 in February, from 57.7 in January, this was mainly because there were fewer working days over the Chinese New Year. Consequently, March’s reading is expected to rebound. The Council of Economic Planning and Development’s leading indicator increased for the seventh month in a row, but the coincident indicator, which measures current economic activity, was flattish month-over-month. This appears to confirm that the economy is still expanding, but at a modest pace.

Taiwan’s Financial Supervisory Commission (FSC) and mainland’s China Banking Regulatory Commission (CBRC) met in Taipei on April 1, 2013, and reached agreement on a number of cross-strait financial issues. Chinese investors will now be able to hold up to 10% of listed banks and financial holding companies (FHCs), 15% of unlisted banks and FHCs, and 20% of a FHC’s unlisted bank subsidiary. Soon after the new measures were announced, Industrial and Commercial Bank of China made known its plan to buy 20% of Bank SinoPac – the first mainland investment in a Taiwan lender.

MONTHLY INSIGHT

INVESTMENT REVIEW

Top contributors to the Fund’s performance in March included Aurora, which makes automated office equipment. The company reported strong earnings per share for 2012 and is expected to benefit from its operations in China. Meanwhile, apparel company Makalot performed well thanks to lower prices for input materials and a healthy order book for its products. Elsewhere, King Slide Works reported an impressive set of 2012 numbers despite unfavorable foreign-currency movements. The company’s outlook for 2013 is still robust, driven by two key business areas: server rail kits and high-end kitchen cabinet rails.

On the other side, Mercuries & Associates detracted in March as its newly listed main subsidiary Mercuries Life Insurance – the largest earnings contributor to the group in the last two years – performed poorly and suffered profit-taking. The stock currently trades at a fraction of its net asset value and is very much undervalued, in our view. PC Home Online also underperformed given weak near-term PC sales. However, we think that the negatives have been factored into the share price. We expect the business to turn around in 2013 because of its increasing product mix, reduced losses from new investments and the ramp-up of its new warehouse. Industrial PC manufacturer Advantech also underperformed after poorer-than-expected fourth-quarter results and slowing first-quarter growth. From the second quarter onwards, we expect orders to pick up, given the demand from US and emerging markets, especially China.

Source: Martin Currie Inc. and APS Asset Management Pte Ltd.

For further information please go to www.thetaiwanfund.com.

Martin Currie Inc. took over management of the Fund on May 9, 2010.

FUND DETAILS

March 31, 2013
Shares outstanding	8,506,036
Exchange listed	NYSE
Listing date	1986
Investment manager	Martin Currie Inc.

Source: State Street Bank and Trust Company.

PERFORMANCE		(US$ RETURNS)
(US$ returns)	NAV %	Market price %
One month	(1.0)	(0.8)
Three months	0.7	0.2
Three years % pa	5.6	6.9

Returns are annualized, except for periods of less than one year.
Source: State Street Bank and Trust Company.

Past performance is not a guide to future returns.

SECTOR ALLOCATION

	Fund %*	Benchmark %†
Electronics	30.9	50.6
Construction	15.8	2.1
Wholesale and retail	13.7	5.2
Healthcare	8.2	—
Textiles	7.4	1.8
Others	5.9	3.1
Transportation	4.8	2.0
Electric and machinery	4.2	1.3
Finance	4.0	13.8
Plastics	3.3	6.6
Steel and iron	—	2.6
Chemicals	—	2.2
Foods	—	2.1
Rubber	—	1.9
Automobile	—	1.7
Cement	—	1.3
Tourism	—	0.6
Electrical appliance and cable	—	0.4
Glass and ceramics	—	0.4
Paper and pulp	—	0.3
Other assets and liabilities, net	1.8	—

*	Source: State Street Bank and Trust Company.
†	Source: TWSE.

15 LARGEST HOLDINGS*

62.9% of holdings	Sector	% of net assets
WT Microelectronics	Electronics	8.3
Yungshin Global Holding	Healthcare	5.5
Advantech	Electronics	5.1
Mercuries & Associates	Wholesale and retail	4.9
Aurora	Electronics	4.6
Makalot Industrial	Textiles	4.5
Yungtay Engineering	Electric and machinery	4.2
Ruentex Development	Others	3.7
Hung Poo Real Estate Development	Construction	3.4
First Steamship	Transportation	3.3
Yem Chio	Plastics	3.3
Taiwan Tea	Wholesale and retail	3.1
Wistron NeWeb	Electronics	3.0
Acter	Construction	3.0
Goldsun Development & Construction	Construction	3.0

*	Source: State Street Bank and Trust Company.

PERFORMANCE	(US$ returns at March 31, 2013)

	One month %	Three months %	Calendar year to date %	One year %	Three years % pa	Five years % pa	Ten years % pa	Since launch % pa
The Taiwan Fund, Inc.*	(1.0)	0.7	0.7	0.3	5.6	(0.3)	9.2	8.6
TAIEX Index†	(0.5)	(0.1)	(0.1)	(1.5)	2.0	(1.3)	7.9	8.4
TAIEX Total Return Index†	(0.5)	(0.1)	(0.1)	2.2	5.9	2.6	11.8	na
MSCI Taiwan Index†	0.0	0.2	0.2	3.0	6.3	1.4	9.9	na

Returns are annualized, except for periods of less than one year.
*
Source: State Street Bank and Trust Company. Launch date December 23, 1986. Returns for the Fund are historical total returns that reflect changes in net asset value per share during each period and assume that dividends and capital gains, if any, were reinvested.

†	Source: MSCI for the MSCI Taiwan Index and TWSE for the TAIEX Total Return Index and the TAIEX Index. For a full description of each index please see the index descriptions section.

Returns for the TAIEX Index are not total returns and reflect only changes in the share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns.

The TAIEX Total Return Index commenced January 1, 2003.

Past performance is not a guide to future returns.

MONTHLY INSIGHT

PORTFOLIO IN FULL
Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
ELECTRONICS					30.9
WT Microelectronics	3036 TT	35.1	10,901,900	12,723,896	8.3
Advantech	2395 TT	122.5	1,808,100	7,830,414	5.1
Aurora	2373 TT	53.4	4,060,000	7,087,434	4.6
Wistron NeWeb	6285 TT	50.9	2,753,046	4,667,818	3.0
King Slide Works	2059 TT	226.0	570,000	4,431,904	2.9
Taiflex Scientific	8039 TT	36.3	3,452,821	4,191,536	2.7
MPI	6223 TT	68.1	1,448,000	3,297,677	2.2
Lumax International	6192 TT	70.3	844,000	1,978,577	1.3
Tatung	2371 TT	7.5	4,770,897	1,204,591	0.8
CONSTRUCTION					15.8
Hung Poo Real Estate Development	2536 TT	32.0	4,929,873	5,242,704	3.4
Acter	5536 TT	146.0	941,179	4,626,814	3.0
Goldsun Development & Construction	2504 TT	12.0	11,314,980	4,521,830	3.0
King’s Town Construction	2524 TT	29.9	4,474,764	4,489,354	2.9
Taiwan Land Development	2841 TT	11.5	8,681,129	3,367,648	2.2
Good Friend International Holdings	912398 TT	10.4	5,715,000	1,958,992	1.3
WHOLESALE AND RETAIL					13.7
Mercuries & Associates	2905 TT	24.2	9,178,175	7,443,215	4.9
Taiwan Tea	2913 TT	17.3	8,231,000	4,748,257	3.1
Test-Rite International	2908 TT	21.9	6,075,260	4,469,717	2.9
PC Home Online	8044 TT	129.0	1,048,128	4,311,337	2.8
HEALTHCARE					8.2
YungShin Global Holding	3705 TT	41.3	6,146,000	8,519,411	5.5
Pacific Hospital Supply	4126 TT	91.8	1,345,456	4,130,520	2.7
TEXTILES					7.4
Makalot Industrial	1477 TT	112.5	1,828,000	6,846,785	4.5
Far Eastern New Century	1402 TT	30.8	4,343,341	4,451,916	2.9
OTHER					5.9
Ruentex Development	9945 TT	60.9	2,809,082	5,721,030	3.7
Taiwan Sogo Shinkong Security	9925 TT	35.8	1,378,000	1,649,775	1.1
Taiwan Secom	9917 TT	67.3	728,000	1,643,341	1.1

Sector	Company (BGB ticker)	Price NT$	Holding	Value US$	% of net assets
TRANSPORTATION					4.8
First Steamship	2601 TT	22.8	6,677,714	5,046,947	3.3
Taiwan High Speed Rail	2633 TT	5.7	12,597,600	2,401,348	1.5
ELECTRIC AND MACHINERY					4.2
Yungtay Engineering	1507 TT	60.0	3,274,000	6,394,168	4.2
FINANCE					4.0
Yuanta Financial Holding	2885 TT	15.2	6,321,000	3,191,944	2.1
Union Bank of Taiwan	2838 TT	11.4	7,807,280	2,937,276	1.9
PLASTICS					3.3
Yem Chio	4306 TT	19.7	7,647,915	5,000,142	3.3
OTHER ASSETS AND LIABILITIES, NET				2,770,624	1.8

MONTHLY INSIGHT

THE TAIWAN FUND, INC. PREMIUM/DISCOUNT

Source: State Street Bank and Trust Company as of March 31, 2013.

INDEX DESCRIPTIONS

TAIEX Index
The TWSE, or TAIEX Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange. The Index was based in 1966 and does not include re-invested dividends.

TAIEX Total Return Index
The TAIEX Total Return Index is a capitalization-weighted index of all listed common shares traded on the Taiwan Stock Exchange, based in 1966, which includes re-invested dividends.

MSCI Taiwan Index
The MSCI Total Return Taiwan Index is a free-float adjusted market capitalization index. The Index represents Taiwanese companies that are available to investors worldwide. The Index has a base date of December 31, 1987. As of March 31, 2013, it contained 114 constituents.

OBJECTIVE

The Fund was launched on December 23, 1986 to allow US and other investors to access and participate in the growth of the economy and the stock market in Taiwan, the Republic of China. The Fund’s investment objective is to seek long-term capital appreciation primarily through investments in equity securities listed in Taiwan. The Fund is a diversified, closed-end management investment company listed on the New York Stock Exchange (NYSE) under the symbol ‘TWN’.

Taiwan, with its global market leadership in high technology goods and its significant investments throughout mainland China and Southeast Asian economies, is now an integral economic player in the Asia Pacific Region as well as around the world. Investing in Taiwan not only allows investors to capitalize on Taiwan’s dynamic economy, but also allows investors to reap the growth and investment potential of the mainland China and other emerging economies of the region.

CONTACTS

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02111
Tel: (1) 877-864-5056

www.thetaiwanfund.com

IMPORTANT INFORMATION

This document is issued and approved by Martin Currie Inc. (‘MC Inc.’), as investment adviser of The Taiwan Fund, Inc. (the ‘Fund’). MC Inc. is authorised and regulated by the Financial Services Authority (‘FSA’) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc. makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from this newsletter.

The Fund is classified as a diversified investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US fund and its shares are listed on the New York Stock Exchange. MC Inc. has been appointed investment adviser to the Fund.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

This newsletter does not constitute an offer of shares. MC Inc., its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:

–
It should be noted that investment in the Fund is only suitable for sophisticated investors who are aware of the risk of investing in Taiwan and should be regarded as long term. Funds which invest in one country carry a higher degree of risk than those with portfolios diversified across a number of markets.

–
Investment in the securities of smaller and unquoted companies can involve greater risk than is customarily associated with investment in larger, more established, companies. In particular, smaller companies often have limited product lines, markets or financial resources and their management may be dependent on a smaller number of key individuals. In addition, the market for stock in smaller companies is often less liquid than that for stock in larger companies, bringing with it potential difficulties in acquiring, valuing and disposing of such stock. Proper information for determining their value, or the risks to which they are exposed, may not be available.

–
Investments within emerging markets such as Taiwan can be of higher risk. Many emerging markets, and the companies quoted on their stock exchanges, are exposed to the risks of political, social and religious instability, expropriation of assets or nationalization, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation which may affect the Fund’s income and the value of its investments.

–
The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be undeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.

Martin Currie Inc. registered in Scotland (no BR2575)

Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES
Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com

North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY
10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919

Authorised and regulated by the Financial Services Authority and incorporated with limited liability in New York, USA. Registered with the SEC as an investment adviser.

Please note: calls to the above numbers may be recorded.